UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2007

Brendan Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-17493	88-0237223
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
Of incorporation)	File Number)	Identification No.)

2236 Rutherford Rd., Suite 107 Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 929-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

During the week of February 20, 2007, Brendan Technologies, Inc. (“Brendan”), during a road show in New York City, made presentations to brokers/ dealers, investment advisers and investment companies to introduce and make those parties aware of Brendan. The presentation is furnished to the Securities and Exchange Commission as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

See the Exhibit Index attached to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brendan Technologies, Inc.

March 2, 2007	By:	/s/Lowell W. Giffhorn
Name:Lowell W. Giffhorn
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation to broker/ dealers, investment advisors and investment companies during the week of February 20, 2007 in New York City